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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2000

                        CEREUS TECHNOLOGY PARTNERS, INC.
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             (Exact name of Registrant as specified in its charter)


            Delaware                       0-30522                   13-3773537
-------------------------------   ------------------------  ----------------------------
(State or other jurisdiction of   (Commission File Number)  (IRS Employer Identification
         incorporation)                                                Number)

            1000 Abernathy Road, Suite 1000
                    Atlanta, Georgia                                30328
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         (Address of principal executive offices)                (zip code)


Registrant's telephone number, including area code:        (770) 668-0900
                                                     --------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS


         On June 12, 2000, Cereus Technology Partners, Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger, dated as of June 12, 2000 (the "Merger Agreement"), with Eltrax Systems, Inc., a Minnesota corporation ("Eltrax"), and Solemn Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Eltrax ("Acquiring Sub"), which provides for the merger (the "Merger") of Acquiring Sub with and into the Company with the Company continuing as the surviving corporation. Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share of common stock, par value $.01 per share, of the Company (the "Company Common Stock"), outstanding immediately prior to the Effective Time will be converted into the right to receive 1.667 shares of common stock, par value $.01 per share, of Eltrax (the "Eltrax Common Stock"), subject to adjustment for the sale of certain assets comprising Eltrax's hospitality business.

         The Merger is subject to certain conditions, including required regulatory and stockholder approvals.

         Concurrently with the execution of the Merger Agreement, the Company and Eltrax entered into a Bridge Loan Commitment whereby the Company agreed to loan up to $5.0 million to Eltrax.

         On June 12, 2000 each of the directors of the Company (each, a "Company Stockholder") entered into a proxy agreement with Eltrax pursuant to which each director has granted to Eltrax a proxy to vote all of the shares of the Company Common Stock held by such director in favor of the approval of the Merger Agreement and the Merger, and the Company entered into Proxy Agreements with each of the directors of Eltrax (each, an "Eltrax Stockholder") pursuant to which each Eltrax Stockholder granted the Company a proxy to vote such Eltrax Stockholder's Eltrax Common Stock in favor of the approval of the Merger Agreement and the Merger.

         Copies of the Merger Agreement (together with the exhibits thereto, including the form of Bridge Loan Commitment and Stockholder Proxy Agreements) are filed as exhibits hereto. The foregoing descriptions are qualified in their entirety by reference to such exhibits.

         A copy of the joint press release issued by the Company and Eltrax on June 12, 2000 with respect to the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      None.

         (b)      None.

         (c)      Exhibits.

           99.1        Press release dated June 12, 2000

           99.2        Agreement and Plan of Merger by and among Eltrax
                       Systems, Inc., Solemn Acquisition Corporation and Cereus
                       Technology Partners, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               CEREUS TECHNOLOGY PARTNERS, INC.
                                               --------------------------------
                                                         (Registrant)


Date: June 16, 2000                                 /s/ Steven A. Odom
                                               --------------------------------
                                                    Steven A Odom
                                                    Chief Executive Officer


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